                                                                Exhibit 10.11

                       MANAGEMENT AGREEMENT

          This MANAGEMENT AGREEMENT is between COMCAST CABLE
COMMUNICATIONS, INC., a Delaware corporation ("Cable") and
COMCAST CORPORATION, a Pennsylvania corporation ("Comcast").


                            BACKGROUND

          WHEREAS, subsidiaries of Cable own at least a majority interest in the cable communications systems listed on Schedule A attached hereto and may in the future own at least a majority interest in certain other cable communications systems (collectively, the "Systems"); and

          WHEREAS, Comcast is experienced in the management and operation of cable communications systems, and Cable, on behalf and for the benefit of the Systems, has requested Comcast to render management services in connection with the management and operation of the Systems' multichannel video business and any other businesses the Systems are or may be engaged in, and Comcast is willing to do so on the terms and conditions hereinafter set forth.

          NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

     1. Comcast will use its best efforts to supervise the management and operation of the day-to-day activities of the Systems, including the expansion or rebuilding of the Systems. Schedule A will be amended by the parties from time to time to reflect the addition or deletion of Systems as to which this Agreement will apply. The parties agree that Cable's subsidiaries listed on Schedule A as owning the Systems are intended to be third party beneficiaries and third party obligors of this Agreement with respect to the System or Systems owned; Comcast agrees that (at the request of Cable) it will enter into agreements with such subsidiaries to effect such relationships. Cable agrees that Comcast may cause one or more of its subsidiaries (other than Cable and its subsidiaries) to provide services under this Agreement, and that (at the request of Comcast), Cable will enter into agreements with such subsidiaries to effect such relationships.

     2. Specifically, and without limiting the generality of the foregoing, Comcast will provide or arrange for and supervise the performance of the following functions or services:

     (a) establishing procedures for the maintenance, construction, expansion and rebuilding of the Systems;

     (b) purchasing equipment and materials and providing labor and other services for the maintenance, construction, expansion or rebuilding of the Systems;

     (c) interviewing, hiring, discharging and training personnel;

     (d) establishing office management procedures and the administration thereof;

     (e) preparing projections including (i) a breakdown of capital requirements, (ii) annual operating budgets and
(iii) cash flow analyses;

     (f)  preparing sales and marketing programs,
including newspaper, radio and other advertising, direct selling and special events activities;

     (g) preparing monthly reports regarding operations and general developments in the cable communications industry;

     (h) providing accounting, computer, tax, internal audit, risk management, finance, treasury, investor relations, legal and regulatory services;

     (i)  providing programming; and

     (j) hiring and conducting the relationships with consultants, accountants, lenders, technical advisors, attorneys, investment bankers and appraisers.

     3. As compensation for such services, Comcast will be paid the following fees:

          (a) An annual management fee in an amount equal to six percent (6%) of gross revenues from all sources of the Systems.

          (b) An annual accounting services fee in the amounts indicated in Cable's books and records for fiscal years 1992 to 1996, and in an amount of up to one percent (1%) of the gross revenues from all sources of the Systems for each fiscal year after 1996. Of such fee, six percent (6%) has been and will be paid on account of related computer and information services.

          (c)  Each such fee will be paid in monthly
installments in arrears based on good faith estimates, and appropriate adjustments based on actual gross revenues will be made following completion of the Systems' financial statements for a fiscal year.

     4. Comcast will be entitled to reimbursement from Cable for Comcast's actual costs in rendering services hereunder, including without limitation salaries and benefits (including without limitation health and welfare, retirement investment plan

(401K) and restricted stock) of Cable Division divisional, regional and area employees; rent, leasehold, office and related expenses of Cable Division divisional, regional and area offices; and insurance (including any retainages or deductibles paid). Such reimbursement will be made monthly in arrears.

     5. (a) Notwithstanding the provisions of paragraph 4, and in addition to the payments required to be made pursuant to paragraph 4, Cable will pay Comcast for programming (other than pay-per-view) provided by Comcast to a System an amount which will not exceed that which the System would pay in an arm's-length transaction to the provider of the programming services if such System were a stand-alone operator of a cable television system with a subscriber base equal to that of such System. Such payment will be made monthly in arrears.

          (b)  Comcast will remit to Cable or its
subsidiaries promptly following its receipt by Comcast, any amount received by Comcast on or for the account of the Systems (including without limitation any commissions on sales of merchandise by a home shopping service to the Systems' subscribers) to which Comcast is not entitled to be paid hereunder.

     6. Notwithstanding the provisions of paragraph 4, and in addition to the payments required to be made pursuant to paragraph 4, Cable will pay Comcast in respect of income taxes of Comcast or any of its other subsidiaries as Comcast directs, provided that the cumulative sum of such payments will not exceed the cumulative sum of income taxes which Cable and its subsidiaries would have paid: (a) in respect of federal and state income taxes if Cable and its subsidiaries had at all times (including at all times prior to the date hereof) filed a separate consolidated federal income tax return, with Cable as the "common parent" (within the meaning of Section 1504 of the Internal Revenue Code); and (b) taking into account all net operating loss carryforwards pursuant to Section 172 of the Internal Revenue Code that would have been available to Cable and its subsidiaries had they filed a separate return.

     7. (a) The parties acknowledge that Comcast or a subsidiary has entered into the agreements listed on Schedule B attached hereto (the "Other Agreements") pursuant to which Comcast or the subsidiary provides management, programming, tax sharing and other services to the subsidiary of Cable indicated on Schedule B. The parties agree that the terms and conditions of this Agreement supercede and supplement the terms and conditions of the Other Agreements to the extent that they are not inconsistent or in conflict with, or limited, restricted or prohibited by, the terms and conditions of the Other Agreements, or to the extent that their application requires a consent of a third party under the Other Agreements or any other agreement (in which case the terms and conditions of the Other Agreements will prevail).

          (b)  The parties acknowledge that certain
subsidiaries of Cable have entered into, or may in the future enter into, agreements with lenders to the Systems which limit, restrict or prohibit such subsidiaries from providing funds to Cable for

Cable's use in its making payments to Comcast hereunder. The parties acknowledge that for so long as they remain in effect, the terms and conditions of such agreements will be complied with by such subsidiaries but such compliance will not relieve Cable of any of its obligations under this Agreement.

          (c) Any amounts which are not paid when they otherwise would have been paid as a result of the operation of this paragraph 7 will be paid (without interest thereon) as soon as the provision which prohibited payment lapses, expires or terminates.

     8. Comcast may, in connection with the management and operation of the Systems, be requested to render services or furnish facilities or equipment beyond the services to be performed under this Agreement. In such case, if Comcast agrees to perform as requested, it will be entitled to be paid for such services, facilities or equipment in addition to the compensation or reimbursement to be paid pursuant to this Agreement, at rates to be agreed by Comcast and Cable.

     9. Comcast will not, under any circumstances, be held liable for the results of operations or liabilities of the Systems, so long as Comcast performs its duties hereunder in good faith. Comcast will not be held to have incurred any liability to Cable, any of Cable's subsidiaries or any third party by virtue of any action taken or omitted to be taken in good faith by Comcast in discharge of its duties hereunder, and Cable agrees to indemnify Comcast and hold Comcast harmless with respect to any and all claims that may be made against Comcast in respect thereof.

     10. Cable acknowledges that Comcast is engaged directly or through subsidiaries and affiliates in various other businesses. Nothing herein will be construed to prevent the continued involvement of Comcast or any of its subsidiaries or affiliates in other businesses, whether such involvement now exists or occurs in the future.

     11. This Agreement will be deemed effective as of January 1, 1992 and will terminate on such date as Comcast no longer directly or indirectly owns at least a majority interest in Cable.

          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Management Agreement on April 24, 1997.

                    COMCAST CABLE COMMUNICATIONS, INC.


                    By: /s/ Arthur R. Block
                       ------------------------------


                    Title: VICE PRESIDENT
                          ---------------------------


                    COMCAST CORPORATION


                    By: /s/ Arthur R. Block
                       -------------------------------


                    Title: VICE PRESIDENT
                          ----------------------------

                                                                      Schedule A

     SYSTEM NAME                      SYSTEM ID                        ENTITY NAME                                  REGION
- ----------------------------------------------------------------------------------------------------------------------------------

Baltimore County (MD)                     105     Comcast Cablevision of Maryland Limited Partnership         Cable--Mid-Atlantic
- ----------------------------------------------------------------------------------------------------------------------------------
Bartow/Sebring (FL)                       473     Storer Communications, Inc.                                 Cable--Southeast
- ----------------------------------------------------------------------------------------------------------------------------------
Broward County (FL)                       440     Comcast Cablevision of Hallandale, Inc.                     Cable--Southeast
- ----------------------------------------------------------------------------------------------------------------------------------
Broward County (FL)                       440     Comcast Cablevision of Broward County, Inc.                 Cable--Southeast
- ----------------------------------------------------------------------------------------------------------------------------------
Burlington County (NJ)                    825     Comcast Cablevision of Burlington County, Inc.              Cable--Northeast
- ----------------------------------------------------------------------------------------------------------------------------------
Central (NJ)                              830     Comcast Cablevision of Central                              Cable--Northeast
                                                    New Jersey, Inc.
- ----------------------------------------------------------------------------------------------------------------------------------
Charleston (SC)                           485     Comcast Cablevision of Carolina, Inc.                       Cable--Southeast
- ----------------------------------------------------------------------------------------------------------------------------------
Chattanooga (GA/TN)                       425     Comcast Cablevision of the South                            Cable--Southeast
- ----------------------------------------------------------------------------------------------------------------------------------
Chesterfield (VA)                         180     Comcast Cablevision of                                      Cable--Mid-Atlantic
                                                    Chesterfield County, Inc.
- ----------------------------------------------------------------------------------------------------------------------------------
Clinton (CT)                              340     New England Microwave, Inc.                                 Cable--East/West
- ----------------------------------------------------------------------------------------------------------------------------------
Clinton (CT)                              340     Comcast Cablevision of Clinton, Inc.                        Cable--East/West
- ----------------------------------------------------------------------------------------------------------------------------------
Colorado (CO)                             425     Comcast SCH Holdings, Inc.                                  Cable--East/West
- ----------------------------------------------------------------------------------------------------------------------------------
Corinth (MS/TN)                           520     Comcast Cable Investors, Inc.                               Cable--South Central
- ----------------------------------------------------------------------------------------------------------------------------------
Danbury (CT)                              361     Comcast Cablevision of Danbury, Inc.                        Cable--East/West
- ----------------------------------------------------------------------------------------------------------------------------------
Detroit (MI)                              245     Comcast Cablevision of Detroit                              Cable--Midwest
- ----------------------------------------------------------------------------------------------------------------------------------
Dothan/Marianna (AL/FL)                   455     Comcast Cablevision of Marianna, Inc.                       Cable--South Central
- ----------------------------------------------------------------------------------------------------------------------------------
Dothan/Marianna (FL)                      455     Comcast Cablevision of Dothan, Inc.                         Cable--South Central
- ----------------------------------------------------------------------------------------------------------------------------------
Dover (DE)                                150     Comcast Cablevision of Delmarva, Inc.                       Cable--Mid-Atlantic
- ----------------------------------------------------------------------------------------------------------------------------------
Downriver/Taylor (MI)                     240     Comcast Cablevision of Inkster                              Cable--Midwest
                                                    Limited Partnership
- ----------------------------------------------------------------------------------------------------------------------------------
Downriver/Taylor (MI)                     240     Comcast Cablevision of Taylor, Inc.                         Cable--Midwest


SYSTEM NAME                         SYSTEM ID              ENTITY NAME                                           REGION
- --------------------------------  -------------  ---------------------------------------------------------------------------------
Flint/Hillsdale (MI)                      211     Comcast Cablevision of Flint,  Inc.                         Cable--Midwest
- ----------------------------------------------------------------------------------------------------------------------------------
Flint/Hillsdale (MI)                      230     Comcast Cablevision of Flint, Inc.                          Cable--Midwest

- ----------------------------------------------------------------------------------------------------------------------------------
Florence (The Shoals) (AL)                503     Comcast Cablevision of the                                  Cable--South Central
                                                    Shoals, Inc.
- -----------------------------------------------------------------------------------------------------------------------------------
Fort Wayne (IN/OH)                        250     Comcast Cablevision of Fort                                 Cable--Mid-Atlantic
                                                    Wayne Limited Partnership
- -----------------------------------------------------------------------------------------------------------------------------------
Gadsden (AL)                              505     Comcast Cablevision of Gadsden, Inc.                        Cable--South Central

- -----------------------------------------------------------------------------------------------------------------------------------
Gloucester County (NJ)                    835     Comcast Cablevision of                                      Cable--Northeast
                                                    Gloucester County, Inc.
- -----------------------------------------------------------------------------------------------------------------------------------
Grosse Pointe (MI)                        215     Comcast Cablevision of Grosse                               Cable--Midwest
                                                    Pointe, Inc.
- -----------------------------------------------------------------------------------------------------------------------------------
Groton (CT)                               343     Coastal Cable TV, Inc.                                      Cable--East/West
- -----------------------------------------------------------------------------------------------------------------------------------
Groton (CT)                               343     Comcast Cablevision of Groton,  Inc.                        Cable--East/West

- -----------------------------------------------------------------------------------------------------------------------------------
Harford County (MD)                       120     Comcast Cablevision of Harford                              Cable--Mid-Atlantic
                                                    County, Inc.
- -----------------------------------------------------------------------------------------------------------------------------------
Howard County (MD)                        160     Comcast Cablevision of Howard                               Cable--Mid-Atlantic
                                                    County, Inc.
- -----------------------------------------------------------------------------------------------------------------------------------
Huntsville (AL)                           507     Comcast Cablevision of                                      Cable--South Central
                                                    Huntsville, Inc.
- -----------------------------------------------------------------------------------------------------------------------------------
Indianapolis (IN)                         255     Comcast Cablevision of                                      Cable--Mid-Atlantic
                                                    Indianapolis, L.P.
- ----------------------------------------------------------------------------------------------------------------------------------
Inland Empire (CA)                        383     Comcast Cablevision of San                                  Cable--East/West
                                                    Bernardino, Inc.
- ----------------------------------------------------------------------------------------------------------------------------------
Inland Empire (CA)                        383     Comcast Cablevision of Inland                               Cable--East/West
                                                    Valley, Inc.
- ----------------------------------------------------------------------------------------------------------------------------------
Jersey City (NJ)                          850     Comcast Cablevision of Jersey                               Cable--Northeast
                                                    City, Inc.
- ----------------------------------------------------------------------------------------------------------------------------------
Knoxville (TN)                            420     Comcast Cablevision of the South                            Cable--Southeast
- ----------------------------------------------------------------------------------------------------------------------------------
Lake County (FL)                          450     Comcast SCH Holdings, Inc.                                  Cable--Southeast
- ----------------------------------------------------------------------------------------------------------------------------------
Laurel (MS)                               523     Comcast Cablevision of Laurel, Inc.                         Cable--South Central
- -----------------------------------------------------------------------------------------------------------------------------------
Little Rock (AR)                          555     Comcast Cablevision of Arkansas, Inc.                       Cable--Midwest
- -----------------------------------------------------------------------------------------------------------------------------------
Little Rock (AR)                          545     Comcast Cablevision of Bryant, Inc.                         Cable--Midwest


SYSTEM NAME                         SYSTEM ID              ENTITY NAME                                               REGION
- --------------------------------  -------------  --------------------------------                           -----------------------
Little Rock (AR)                          550     Comcast Cablevision of Little                               Cable--Midwest
                                                    Rock, Inc.
- -----------------------------------------------------------------------------------------------------------------------------------
Lompoc (CA)                               385     Comcast Cablevision of Lompoc, Inc.                         Cable--East/West
- -----------------------------------------------------------------------------------------------------------------------------------
Lower Merion (PA)                         810     Comcast Cablevision of Lower                                Cable--Northeast
                                                    Merion, Inc.
- -----------------------------------------------------------------------------------------------------------------------------------
Meadowlands (NJ)                          375     Comcast Cablevision of the                                  Cable--Northeast
                                                    Meadowlands, Inc.
- -----------------------------------------------------------------------------------------------------------------------------------
Meridian (MS)                             525     Comcast Cablevision of Meridian, Inc.                       Cable--South Central
- -----------------------------------------------------------------------------------------------------------------------------------
Middletown (CT)                           363     Comcast Cablevision of                                      Cable--East/West
                                                    Middletown, Inc.
- -----------------------------------------------------------------------------------------------------------------------------------
Mobile (AL)                               528     Comcast Cablevision of Mobile, Inc.                         Cable--South Central
- -----------------------------------------------------------------------------------------------------------------------------------
Monmouth (NJ)                             310     Comcast Cablevision of Monmouth                             Cable--Northeast
                                                    County, Inc.
- -----------------------------------------------------------------------------------------------------------------------------------
N. Dekalb (FL/GA/SC/TN)                   540     Comcast Cablevision of the South                            Cable--South Central
- -----------------------------------------------------------------------------------------------------------------------------------
New Haven (CT)                            346     Comcast Cablevision of New                                  Cable--East/West
                                                    Haven, Inc.
- -----------------------------------------------------------------------------------------------------------------------------------
Northwest (NJ)                            315     Comcast Cablevision of Northwest                            Cable--Northeast
                                                    New Jersey, Inc.
- -----------------------------------------------------------------------------------------------------------------------------------
Ocean County (NJ)                         320     Comcast Cablevision of Ocean                                Cable--Northeast
                                                    County, Inc.
- -----------------------------------------------------------------------------------------------------------------------------------
Orange County (CA)                        381     Comcast Cablevision of North                                Cable--East/West
                                                    Orange, Inc.
- -----------------------------------------------------------------------------------------------------------------------------------
Orange County (CA)                        381     Comcast Cablevision of Newport                              Cable--East/West
                                                    Beach, Inc.
- -----------------------------------------------------------------------------------------------------------------------------------
Orange County (CA)                        381     Comcast Cablevision of Fontana, Inc.                        Cable--East/West
- -----------------------------------------------------------------------------------------------------------------------------------
Orange County (CA)                        381     Comcast Cablevision of Seal                                 Cable--East/West
                                                    Beach, Inc.
- -----------------------------------------------------------------------------------------------------------------------------------
Orange County (CA)                        381     Comcast Cablevision of Santa                                Cable--East/West
                                                    Ana, Inc.
- -----------------------------------------------------------------------------------------------------------------------------------
Paducah (IL/KY)                           515     Comcast Cablevision of Paducah, Inc.                        Cable--South Central
- -----------------------------------------------------------------------------------------------------------------------------------
Palm Beach County/Boca (FL)               435     Comcast Cablevision of Boca                                 Cable--Southeast
                                                    Raton, Inc.
- -----------------------------------------------------------------------------------------------------------------------------------
Palm Beach County/Boca (FL)               435     Comcast Cablevision of West Palm                            Cable--Southeast
                                                    Beach, Inc.

SYSTEM NAME                         SYSTEM ID              ENTITY NAME                                                 REGION
- --------------------------------  -------------  --------------------------------                            ----------------------
Panama City (FL)                          410     Comcast Cablevision of Panama                               Cable--South Central
                                                    City, Inc.
- -----------------------------------------------------------------------------------------------------------------------------------
Philadelphia III/IV (PA)                  815     Comcast Cablevision of                                      Cable--Northeast
                                                    Philadelphia, L.P.
- -----------------------------------------------------------------------------------------------------------------------------------
Plainfield (NJ)                           318     Comcast Cablevision of                                      Cable--Northeast
                                                    Plainfield, Inc.
- -----------------------------------------------------------------------------------------------------------------------------------
Pontiac/Waterford (MI)                    222    Comcast Cable Investors, Inc.                                Cable--Midwest
- -----------------------------------------------------------------------------------------------------------------------------------
Rehoboth Beach (DE)                       185    Comcast Cablevision of Delmarva, Inc.                        Cable--Mid-Atlantic
- -----------------------------------------------------------------------------------------------------------------------------------
Rome (GA)                                 543    Comcast Cablevision of the South                             Cable--South Central
- -----------------------------------------------------------------------------------------------------------------------------------
Sacramento (CA)                           379    Comcast Cablevision of                                       Cable--Northeast
                                                   Sacramento
- -----------------------------------------------------------------------------------------------------------------------------------
Salisbury (DE/MD)                         165    Comcast Cablevision of Delmarva, Inc.                        Cable--Mid-Atlantic
- -----------------------------------------------------------------------------------------------------------------------------------
Santa Maria (CA)                          386    Comcast Cablevision of Santa                                 Cable--East/West
                                                   Maria, Inc.
- -----------------------------------------------------------------------------------------------------------------------------------
Simi Valley (CA)                          387    Comcast Cablevision of Simi                                  Cable--East/West
                                                   Valley, Inc.
- -----------------------------------------------------------------------------------------------------------------------------------
Southeast Michigan (MI)                   220    Comcast Cablevision of Utica, Inc.                           Cable--Midwest
- -----------------------------------------------------------------------------------------------------------------------------------
Southeast Michigan (MI)                   228    Comcast Cablevision of Sterling                              Cable--Midwest
                                                   Heights, Inc.
- -----------------------------------------------------------------------------------------------------------------------------------
Southeast Michigan (MI)                   208    Comcast Cablevision of Clinton                               Cable--Midwest
- -----------------------------------------------------------------------------------------------------------------------------------
Southeast Michigan (MI)                   220    Comcast Cablevision of Macomb, Inc.                          Cable--Midwest
- -----------------------------------------------------------------------------------------------------------------------------------
Southeast Michigan (MI)                   233    Comcast Cablevision of Warren                                Cable--Midwest
- -----------------------------------------------------------------------------------------------------------------------------------
Southeast Michigan (MI)                   225    Comcast Cable Investors, Inc.                                Cable--Midwest
- -----------------------------------------------------------------------------------------------------------------------------------
Southeast Michigan (MI)                   218    Comcast Cablevision of Mt.                                   Cable--Midwest
                                                   Clemens
- -----------------------------------------------------------------------------------------------------------------------------------
Southeast Michigan (MI)                   220    Comcast Cablevision of Shelby, Inc.                          Cable--Midwest
- -----------------------------------------------------------------------------------------------------------------------------------
Suburban/Union (NJ)                       845    Comcast Cablevision of New                                   Cable--Northeast
                                                   Jersey, Inc.
- -----------------------------------------------------------------------------------------------------------------------------------
Tallahassee/Quincy/Perry (FL)             426     Comcast Cablevision of                                      Cable--Southeast
                                                    Tallahassee, Inc.

SYSTEM NAME                         SYSTEM ID              ENTITY NAME                                              REGION
- --------------------------------  -------------  --------------------------------                            ----------------------
Tallahassee/Quincy/Perry (FL)             426     Comcast Cablevision of Quincy, Inc.                         Cable--Southeast
- -----------------------------------------------------------------------------------------------------------------------------------
Tallahassee/Quincy/Perry (FL)             426     Comcast Cablevision of Perry, Inc.                          Cable--Southeast
- -----------------------------------------------------------------------------------------------------------------------------------
Trenton (NJ)                              840     Comcast Cablevision of Lawrence, Inc.                       Cable--Northeast
- -----------------------------------------------------------------------------------------------------------------------------------
Trenton (NJ)                              840     Comcast Cablevision of Mercer                               Cable--Northeast
                                                    County, Inc.
- -----------------------------------------------------------------------------------------------------------------------------------
Trenton (NJ)                              840     Comcast Cablevision of Hopewell Valley, Inc.                Cable--Northeast
- -----------------------------------------------------------------------------------------------------------------------------------
Tupelo (MS)                               530     Comcast Cablevision of Tupelo, Inc.                         Cable--South Central
- -----------------------------------------------------------------------------------------------------------------------------------
Tuscaloosa (AL)                           509     Comcast Cablevision of                                      Cable--South Central
                                                    Tuscaloosa, Inc.
- -----------------------------------------------------------------------------------------------------------------------------------
W. Kentucky (IN/KY/TN)                    518    Comcast Cablevision of the South                             Cable--South Central
- -----------------------------------------------------------------------------------------------------------------------------------
W. Virginia (TN/WV)                       560    Comcast Cablevision of the South                             Cable--South Central
- -----------------------------------------------------------------------------------------------------------------------------------
West Florida Cluster (FL)                 470    Comcast Cablevision of West                                  Cable--Southeast
                                                   Florida, Inc.
- ----------------------------------------------------------------------------------------------------------------------------------
Westmoreland (PA)                         260    Comcast Cablevision of                                       Cable--Midwest
                                                   Westmoreland, Inc.
- ----------------------------------------------------------------------------------------------------------------------------------
Willow Grove (PA)                         820    Comcast Cablevision of Willow                                Cable--Northeast
                                                   Grove, Inc.

                                      SCHEDULE B


1.  Management Agreements

    a. Comcast Cablevision of Indiana Limited Partnership (now named Comcast Cablevision of Fort Wayne Limited Partnership) - June 2, 1986

    b.   Comcast Storer, Inc. - December 2, 1992

    c.   Comcast Cable Tri-Holdings, Inc. - September 14, 1994

    d.   Comcast MH Holdings, Inc. - December 22, 1994 (amended August 18,
         1995)

    e.   MH Lighnet, Inc. - December 23, 1994 (amended August 18, 1995)

    f.   MH Lightnet of Florida, Inc. - December 23, 1994 (amended August 18,
         1995); assumed by Comcast Communications Properties, Inc. as the successor by merger to MH Lightnet of Florida, Inc. on December 29, 1995

    g.   Comcast Holdings, Inc. - September 19, 1995

    h.   Comcast SCH Holdings, Inc. - November 15, 1996

2.  Programming Agreement

    a.   Comcast MH Holdings, Inc. - December 22, 1994

3.  Tax Sharing Agreements

    a.   Comcast Storer, Inc. - December 2, 1992

    b.   Comcast Cable Tri-Holdings, Inc. - September 14, 1994

    c.   Comcast MH Holdings, Inc. - December 22, 1994

    d.   Comcast Holdings, Inc. - September 19, 1995

    e.   Comcast SCH Holdings, Inc. - November 15, 1996